UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 12, 2024
____________________________
Cumulus Media Inc.
(Exact name of registrant as specified in its charter)
____________________________

Delaware		001-38108	82-5134717
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS employer Identification No.)

780 Johnson Ferry Road NE, Suite 500	Atlanta	GA	30342
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code		(404)	949-0700

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	CMLS	Nasdaq Global Market
Class A common stock purchase rights	N/A	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Item 8.01 - Other Events.

On March 12, 2024, Cumulus Media Inc. (the "Company") issued a press release announcing that its subsidiary, Cumulus Media New Holdings Inc. (the "Issuer"), has extended the early tender time in its previously-announced Exchange Offer and Consent Solicitation (the "Exchange Offer and Consent Solicitation") in which the Issuer offered to exchange any and all of the Issuer’s outstanding 6.750% Senior Secured First-Lien Notes due 2026 (the "Old Notes") for new 8.750% Senior Secured First-Lien Notes due 2029 ("New Notes") to be issued by the Issuer. The Issuer has extended the early tender time of the Old Notes from 5:00 p.m., New York City Time, on March 11, 2024, to 5:00 p.m., New York City Time, on March 18, 2024.

The terms and conditions of the Exchange Offer and Consent Solicitation are set forth in the Issuer’s confidential offering memorandum and consent solicitation statement, dated February 27, 2024. A copy of the press release announcing the extension of the early tender time with respect to the Exchange Offer is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.
The New Notes have not been and will not be registered under the Securities Act of 1933 (the "Securities Act") or the securities laws of any state, and may not be offered or sold in the United States absent registration or an exemption from the registration requirements of the Securities Act and applicable state securities laws. Neither this Current Report on Form 8-K nor the press release attached hereto as Exhibit 99.1 constitutes an offer to sell or the solicitation of an offer to buy the New Notes, nor shall there be any sale of the New Notes in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.
Item 9.01 - Financial Statements and Exhibits.
Exhibits.

Number	Exhibit

99.1	Press release, dated March 12, 2024, related to the Extension of the Early Tender Time in Exchange Offer and Consent Solicitation
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cumulus Media Inc.

		By:	/s/ Francisco J. Lopez-Balboa
Name: Francisco J. Lopez-Balboa
Title: Executive Vice President, Chief Financial Officer
Date:	March 12, 2024